UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2012

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 17, 2012, Energy Transfer Partners, L.P. (the “Partnership”) completed its public offering (the “Offering”) of $1,000,000,000 aggregate principal amount of 5.20% Senior Notes due 2022 and $1,000,000,000 aggregate principal amount of 6.50% Senior Notes due 2042 (collectively, the “Notes”).

The Notes were issued under the indenture dated as of January 18, 2005 (the “Indenture”), between the Partnership, as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as supplemented by the Tenth Supplemental Indenture thereto (the “Supplemental Indenture”), dated as of January 17, 2012, between the Partnership and U.S. Bank National Association, as successor trustee, with respect to the Notes.

The Partnership expects to receive net proceeds of approximately $1.979 billion from the Offering, after deducting the underwriters’ discount, and intends to use the net proceeds to fund the cash portion of the purchase price for the Partnership’s previously announced acquisition of a 50% interest in Citrus Corp. from Southern Union Company (the “Citrus Acquisition”). If the Partnership does not consummate the Citrus Acquisition on or before April 17, 2012, or the merger agreement governing the Citrus Acquisition is terminated at any time on or before such time, the Partnership must redeem the Notes at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The terms of the Notes and the Supplemental Indenture are further described in the Prospectus dated January 9, 2012 under the caption “Description of notes” and “Description of Debt Securities,” which description is incorporated herein by reference to Exhibit 99.2 of the Partnership’s Current Report on Form 8-K dated January 9, 2012, filed with the Securities and Exchange Commission on January 13, 2012. Such description does not purport to be complete and is qualified by reference to the Indenture and the Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Indenture dated as of January 18, 2005 between Energy Transfer Partners, L.P., as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee (filed as Exhibit 4.1 to Form 8-K of Energy Transfer Partners, L.P. filed January 19, 2005 and incorporated herein by reference).

4.2	Tenth Supplemental Indenture dated as of January 17, 2012 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee.

4.3	Forms of Notes (included in Exhibit 4.2 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners, GP, L.P.,
its general partner

	By:	Energy Transfer Partners, L.L.C.
its general partner

Date: January 17, 2012		/s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture dated as of January 18, 2005 between Energy Transfer Partners, L.P., as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee (filed as Exhibit 4.1 to
Form 8-K of Energy Transfer Partners, L.P. filed January 19, 2005 and incorporated herein by reference).

4.2	Tenth Supplemental Indenture dated as of January 17, 2012 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee.

4.3	Forms of Notes (included in Exhibit 4.2 above).